EXHIBIT 10.20

ADDENDUM TO THE LOAN AGREEMENT

THIS ADDENDUM is made on the 5th September, 2023

BETWEEN

TEO JUHN HOW (NRIC NO. 780821-14-5531) with his address at 11 Jalan 5/4, 46000 Petaling Jaya, Selangor, Malaysia (“Lender”)

AND

COMMON GROUND WORKS SDN. BHD. (Registration No. 201601032932 (1203873-X)), a private limited company incorporated in Malaysia with the registered address at 12th Floor, Menara Symphony, No. 5 Jalan Prof. Khoo Kay Kim, Seksyen 13, 46200 Petaling Jaya Selangor, Malaysia (“Borrower”).

WHEREAS:

a)	The Lender and the Borrower entered into a loan agreement dated 09 May 2023, where the Lender agreed to provide financial assistance to the Borrower (the “Loan Agreement”).

b)	At the request of the Borrower, the Lender agreed to grant and/or make available a loan of the sum of Ringgit Malaysia Two Million (RM2,000,000.00) which is equivalent of United States Dollars Five Hundred Thousand (USD500,000.00) (at the exchange rate of RM4: USD1 as agreed between the Parties) (“Loan Sum”) to the Borrower for the Purpose (as defined in the Loan Agreement), subject to the terms and conditions set forth in the Loan Agreement.

c)	The Parties are now desirous of entering into this Addendum, which is supplemental to the Loan Agreement, to amend, vary and/or modify the Loan Agreement in the following below.

NOW THE PARTIES HEREBY AGREE that the Loan Agreement shall be amended as follows:

1.	To delete the definition of “Repayment Date” in Clause 1.1 of the Loan Agreement in its entirety and replace it with the following:

1.1 “Repayment Date” means 1 January 2024 and/or such earlier date as may be mutually agreed between the Parties.

2.	To delete the definition of “Late Payment Penalty” in Clause 1.1 of the Loan Agreement in its entirety.

3.	To delete Clause 4 of the Loan Agreement in its entirety and replace it with the following:

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4.  INTEREST

4.1	The computation of interest or any other charges which shall have been accrued under this Loan Agreement shall be made on a daily basis using a 365 day factor.

4.2	The Parties hereby agree that the interest applicable to the Loan Sum shall be (i) at 18% per annum from the date the Loan Sum being advanced by the Lender to the Borrower through 30 June 2023 and (ii) at 22% per annum from 1 July 2023 to the date that the Loan Sum is repaid (the “Interest Rate”).

4.	To delete Clause 5 of the Loan Agreement in its entirety and replace it with the following:

5. REPAYMENT OF LOAN

5.1	The Borrower shall repay the Loan Sum in full and lump sum payment to the Lender on or before the Repayment Date.

5.2	Upon repayment of the Loan Sum, the Borrower shall pay to the Lender the amount of the Loan Sum that remains outstanding and accrued interest at the applicable rate of 18% per annum from the date the Loan Sum being advanced through 30 June 2023, and 22% per annum thereafter until the Loan Sum has been repaid. For the avoidance of doubt, any repayment of the Loan Sum after 1 July 2023 up to the Repayment Date shall be calculated based on the following:

                  where:

  A = Final amount

  P = Initial principal balance

  r = Interest rate

  n = Number of times interest applied per time period

  t = Number of time periods elapsed

5.3	The Borrower shall repay the Loan together with the interest sum to the Lender in the Lender’s bank account as he may stipulate to the Borrower.

5.	Unless otherwise defined, expressions defined in the Loan Agreement wherever used in this Addendum shall bear the same meaning as defined in the Loan Agreement.

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6.	Except as expressly set forth herein, all the other terms and conditions of the Loan Agreement shall remain unchanged.

7.	Subject to the provision contained herein, the Loan Agreement shall remain in full force and effect and shall be construed and enforceable as if the terms of this Addendum were inserted therein by way of addition or modification, as the case may be.

8.	In the event of any inconsistencies between the provision or any part thereof of the Loan Agreement and this Addendum, the Parties hereby agree that the provisions of this Addendum shall prevail to the extent of such inconsistency.

9.	The provisions of Clauses 11 (Confidentiality), 14 (Governing Law and Jurisdiction), 15 (Modification and Waiver), 16 (Notices), 17 (Severability) and 18 (Entire Agreement) of the Loan Agreement shall apply and be incorporated into this Addendum as if set out in full herein and as if references in those clauses to “this Agreement” were references to this Addendum.

10.	This Addendum may be entered into in any number of counterparts, all of which taken together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the duly authorized representations of the Parties have caused this Addendum to the executed on the day and year first stated above.

Lender

Signed by Teo Juhn How (NRIC No.
780821-14-5531) in the presence of:

/s/ Chan Yee Fei	/s/ Teo Juhn How

Witness	Signatory
Name: Chan Yee Fei
NRIC / Passport No.:

 Borrower

Signed for and on behalf of Common
Ground Works Sdn. Bhd. (Registration
No. 201601032932 (1203873-X))
in the presence of:

/s/ Chan Yee Fei	/s/ Christopher Ian Edwards

Witness	Signatory
Name: Chan Yee Fei	Name: Christopher Ian Edwards
NRIC / Passport No.:	Designation: Director
NRIC / Passport No.:

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